UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                             ACME UNITED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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      Rules 14a-6(i)(4) and 0-11.

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      4) Date Filed:

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

Dear Fellow Shareholder:

On behalf of your Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Acme United Corporation scheduled to be held on Monday, April 23, 2001 at 11:00 a.m., at the American Stock Exchange, 86 Trinity Street New York, New York. I look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to elect seven directors to serve for a one year term; approve an Amendment to the Company's Non-Salaried Director Stock Option Plan; and approve an Amendment to the Company's Employee Stock Option Plan. Information regarding these matters are set forth in the accompanying Notice of Annual Meeting and Proxy Statement to which you are urged to give your prompt attention.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you attend the meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Acme United Corporation.

Sincerely,

Walter C. Johnsen
President and Chief Executive Officer

                                      (1)

Acme United Corporation
1931 Black Rock Turnpike
Fairfield, Connecticut 06432

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2001

Notice is hereby given that the Annual Meeting of Shareholders of Acme United Corporation will be held at the American Stock Exchange, 86 Trinity Street New York, New York, on Monday, April 23, 2001, at 11:00 A.M. for the following purposes:

1. To elect seven Directors of the Company to serve until the next Annual Meeting and until their successors are elected.

2. To consider and vote upon an amendment to the Non-Salaried Director Stock Option Plan.

3.   To consider and vote upon an amendment to the Employee Stock Option Plan.

4.   To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 5, 2001 will be entitled to vote at the meeting and at any adjournment thereof.

March 23, 2001
                                          --------------------------------------
Fairfield, Connecticut                    Ronald P. Davanzo, Vice President and
                                          Chief Financial Officer, Secretary and
                                          Treasurer


                             YOUR VOTE IS IMPORTANT

You are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect the right to vote in person in the event you attend the meeting.

Enclosure: The Annual Report of the Company for the year 2000.




                                                         Acme United Corporation
                                      (2)

                                                         Acme United Corporation
                                                        1931 Black Rock Turnpike
                                                    Fairfield, Connecticut 06432


ANNUAL MEETING OF SHAREHOLDERS
April 23, 2001
PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the directors of Acme United Corporation (hereinafter called the "Company") to be used at the Annual Meeting of Shareholders of the Company, to be held April 23, 2001, or at any adjournment thereof. The purposes are set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. Any proxy given may be revoked by a shareholder orally or in writing at any time prior to the voting of the proxy.

The approximate date on which this Proxy Statement and the enclosed Proxy is first sent or given to shareholders is March 23, 2001.

Only holders of Common Stock of record at the close of business on March 5, 2001 will be entitled to vote at the meeting. Each holder of the 3,508,305 issued and outstanding shares of $2.50 par value Common Stock is entitled to one vote per share.

Each share of Common Stock is entitled to one vote on each question to be presented at the Annual Meeting. A plurality of the vote cast by the shares of stock entitled to vote, in person or by proxy, at the Annual Meeting will elect directors as long as a quorum is present. A quorum consists of a majority of the votes entitled to be cast on a question. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by shareholders favoring the action exceed the vote cast by shareholders opposing the action. In certain circumstances, a shareholder will be considered to be present at the Annual Meeting for quorum purposes, but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Annual Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares are represented at a meeting by a proxy conferring authority to vote on certain matters but not for the election of directors or on other matters. Under Connecticut law, such abstentions and non-votes have a neutral effect on the election of management's nominees for directors and on the approval or disapproval of the other matters presented for shareholder action.

                                      (3)

PRINCIPAL SHAREHOLDERS

The following information is given with respect to any person who, to the knowledge of the Company's Board of Directors, owns beneficially more than 5% of the Common Stock of the Company (exclusive of treasury shares) as of February 1, 2001:

                                  Type of    Shares Owned on    Percent of
Shareholder                      Ownership   February 1, 2001     Class
------------------------------- ----------- ------------------ ------------
Walter C. Johnsen                 Direct      276,272 (1)          7.87
1931 Black Rock Turnpike
Fairfield, CT   06432
------------------------------- ----------- ------------------ ------------
A. Scott Asen                     Direct       548,000            15.62
Asen and Co.
224 East 49th Street
New York, NY   10017
------------------------------- ----------- ------------------ ------------

(1) In addition, Mr. Johnsen has the right to acquire 192,500 shares issuable upon exercise of outstanding options within 60 days of February 1, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

The following table indicates, as to each named executive officer, director and nominee, and as to all directors and executive officers as a group, the number of shares and percentage of the Company's Common Stock beneficially owned as of February 1, 2001. The persons shown have sole voting power in these shares except as shown in the footnotes below.

                                      Common Stock Beneficially Owned
                                         as of February 1,2001
--------------------------------------------------- ------- -------------------

                                 Number of Shares     (1)        Percent
--------------------------------------------------- ------- -------------------

James A. Benkovic....................28,010           (2)           *
--------------------------------------------------- ------- -------------------

Larry H. Buchtmann...................22,000           (3)           *
--------------------------------------------------- ------- -------------------

Ronald P. Davanzo....................38,625           (4)          1.10
--------------------------------------------------- ------- -------------------

George R. Dunbar ....................45,122           (5)          1.29
--------------------------------------------------- ------- -------------------

Richmond Y. Holden, Jr. .............17,972           (6)           *
--------------------------------------------------- ------- -------------------

Walter C. Johnsen...................468,772           (7)         13.36
--------------------------------------------------- ------- -------------------

Wayne R. Moore ......................37,643           (5)          1.07
--------------------------------------------------- ------- -------------------

Brian S. Olschan.....................76,625           (8)          2.18
--------------------------------------------------- ------- -------------------

Gary D. Penisten ...................119,287           (5)          3.40
--------------------------------------------------- ------- -------------------

Executive Officers and Directors
     as a Group (10 persons)........855,056
--------------------------------------------------- ------- -------------------

                                                              *Less than 1.0%

(1) Based on a total of 3,508,305 outstanding shares as of February 1, 2001 and 444,975 shares issuable upon exercise of outstanding options exercisable within 60 days of February 1, 2001.

                                      (4)

(2) Includes 20,250 shares issuable upon exercise of outstanding options exercisable within 60 days of February 1, 2001.

(3) Includes 22,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 1, 2001.

(4) Includes 24,625 shares issuable upon exercise of outstanding options within 60 days of February 1, 2001.

(5) Includes 17,500 shares issuable upon exercise of outstanding options exercisable within 60 days of February 1, 2001.

(6) Includes 12,500 shares issuable upon exercise of outstanding options within 60 days of February 1, 2001.

(7) Includes 192,500 shares issuable upon exercise of outstanding options within 60 days of February 1, 2001.

(8) Includes 70,625 shares issuable upon exercise of outstanding options within 60 days of February 1, 2001.

                                      (5)

ELECTION OF DIRECTORS

Each of the following persons has been nominated as a director until the next Annual Meeting of Shareholders and until his successor is chosen and qualified. The proxies in the enclosed form which are executed and returned will be voted (unless otherwise directed) for the election as directors of the following nominees, all of whom are now members of the Board of Directors, except Stevenson E. Ward III.

------------------------- ------------------------------------------------------
                                                                       Director
Nominees                  Principal Occupation                           Since
------------------------- ------------------------------------------------------
Walter C. Johnsen         President  and  Chief  Executive                1995
(age 50)                  Officer  of the  Company  since
                          November 30,1995;  Executive Vice
                          President from January 24, 1995
                          to November  29,  1995.  Formerly
                          served as Vice  Chairman and a
                          principal of Marshall Products, Inc.,
                          a medical supply distributor.
------------------------- ------------------------------------------------------
Gary D. Penisten          Chairman of the Board of the Company             1994
(age 69)                  since  February 27, 1996. He is a
                          Director  of D.E.  Foster &  Partners
                          L.P.,  an  executive search firm. From
                          1977 to 1988, he was Senior Vice President
                          of Finance, Chief Financial Officer and
                          a Director of Sterling Drug Inc. in New
                          York  City.  From 1974 to 1977 he served
                          in the U.S. Government as Assistant
                          Secretary of the Navy for Financial
                          Management. Prior to that, he was
                          employed by General Electric.
------------------------- ------------------------------------------------------
Wayne R. Moore            President and Chief  Executive  Officer          1976
(age 70)                  of the Moore Special Tool Company
                          (1974-93)and  its Chairman of the
                          Board(1986-93).  He was Chairman of the
                          Board of the Producto Machine Company
                          (1994-97). Mr.  Moore was  Chairman of
                          the  Association  for  Manufacturing
                          Technology/U.S.  Machine  Tool  Builders
                          (1985-86) and Committee Member of the U.S. Eximbank (1984). He is a Trustee of the American Precision Museum and on the Board of Advisors of the Fairfield University School of Engineering.

                                      (6)

------------------------- ------------------------------------------------------
George R. Dunbar          President of The U.S.  Baird  Corporation        1977
(age 77)                  since January 2001 and President of  Dunbar
                          Associates, a municipal management
                          consulting  firm.  Former  Chief
                          Administrative  Officer for the City  of
                          Bridgeport.   President   (1972-87),
                          Bryant  Electric division of Westinghouse
                          Electric  Corporation,  manufacturer of
                          electrical distribution and utilization
                          products, Bridgeport, CT.
------------------------- ------------------------------------------------------
Richmond Y. Holden, Jr.   President and Chief Executive  Officer of        1998
(age 47)                  J.L.  Hammett Co. since 1992;  Executive
                          Vice President from 1989 to 1992.  J.L.
                          Hammett Co.  is  a  distributor  and
                          retailer  of  educational  products
                          throughout  the  United  States,   and
                          is  one  of  the  largest distributors
                          to  the  K-12  educational  marketplace.
                          Currently Chairman of the Board of PC-Build,
                          a computer  upgrade,  network services and
                          computer services company.
------------------------- ------------------------------------------------------
Brian S. Olschan          Executive  Vice  President  and Chief            2000
(age 44)                  Operating  Officer  of the Company as
                          of January 25,  1999;  Senior  Vice
                          President - Sales and Marketing from
                          September 12, 1996 to January 24, 1999;
                          formerly served as Vice President and
                          General Manager of the Cordset and
                          Assembly Business of General Cable
                          Corporation, an electrical wire and cable
                          manufacturer.
------------------------- ------------------------------------------------------
Stevenson E. Ward III     Vice President and Chief  Financial
(age 55)                  Officer of Triton  Thalassic Technologies,
                          Inc. since  September  2000.  From 1999
                          thru 2000, Mr.  Ward  served  as  Senior
                          Vice  President-Administration  of
                          Sanofi-Synthelabo,   Inc.  He  also served
                          as  Executive   Vice President  (1996-1999)
                          and Chief Financial Officer (1994-1995) of
                          Sanofi, Inc. and Vice President,
                          Pharmaceutical  Group, Sterling Winthrop,
                          Inc. (1992-1994). Prior to joining Sterling
                          he was employed by General Electric.
------------------------- ------------------------------------------------------

                                      (7)

     Management does not expect that any of the nominees will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the persons named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

     There were no material transactions between the Company and any officer of the Company, any director or nominee for election as director, any security holder holding more than 5% of the Common Stock of the Company or any relative or spouse of any of the foregoing persons.

     The Board of Directors had seven meetings. All directors attended at least 75% of the aggregate of the total number of the Board meetings and meetings of Committees of which they were a member.

DIRECTORS' FEES

All directors who are not salaried employees received a fee of $2,500 per quarter plus $500 for each Board of Directors meeting attended. The fees earned for service on the Committees of the Board were $500 per Committee meeting and $500 for each one-half day, or major portion thereof, devoted to Committee work. The Chairman of each Committee earned an additional $500 per day to compensate for the broader responsibility and related effort.

DIRECTORS STOCK OPTIONS

Under the Non-Salaried Directors Stock Option Plan, options were granted on April 28, 1997 for 10,000 shares each to Messrs. Dunbar, Moore and Penisten, of which 2,500 shares vested on April 28, 1997, 2,500 shares vested on April 28, 1998, 2,500 shares vested on April 28, 1999, and 2,500 shares vested on April 28, 2000. On April 27, 1998, options were granted for 2,500 shares each to Messrs. Dunbar, Moore and Penisten, of which all shares vested immediately. On April 27, 1998, options were granted for 10,000 shares to Richmond Y. Holden, Jr., of which 2,500 vested April 27, 1998, 2,500 vested on April 27, 1999, 2,500 vested on April 27, 2000 and 2,500 will vest on April 27, 2001. On April 26, 1999, options were granted for 2,500 shares to Messrs. Dunbar, Holden, Moore and Penisten, of which all shares vested immediately. On April 24, 2000, options were granted for 2,500 shares to Messrs. Dunbar, Holden, Moore and Penisten, of which all shares vested immediately.

Newman M. Marsilius, a former Director, had been previously been granted options for 10,000 shares, which fully vested on April 27, 1998 upon his retirement from the Board; the Board extended the exercise date for his options to April 27, 2002.

COMMITTEE STRUCTURE

There is an Executive Committee of the Board of Directors which is composed of Mr. Penisten as Chairman, and Mr. Dunbar. The function of the Executive Committee is to act for the Board of Directors during the intervals between meetings of the Board. During 2000, the Committee did not meet.

There is an Audit Committee of the Board of Directors which is composed of Mr. Holden as Chairman, and Messrs. Dunbar, Penisten and Moore.

                                      (8)

The members of the Audit Committee are "independent" as such term is defined in
Section 121(B)(b)(ii) of the American Stock Exchange's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this proxy statement.

Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures received by the Audit Committee as required by the Independence Standards Board, and has considered the compatibility of nonaudit service with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also selected the Company's independent auditors.

NOMINATING COMMITTEE

The functions of a Nominating Committee are performed by the whole Board. The Board will consider nominees for directors recommended by shareholders, and such recommendations may be made by submitting in writing to the Board at least sixty
(60) days prior to the annual meeting at which the election of directors is to be held (subject to certain requirements set forth in the by-laws), care of the Secretary at the Company's principal executive office, the name, address, telephone number and resume of his or her business and educational background along with a written statement by the shareholder as to why such person should be considered for election to the Board of Directors.

                                      (9)

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. During 2000, the Committee was composed of certain non-employee members of the Board of Directors, which include Mr. Dunbar as Chairman, and Messrs. Holden, Moore and Penisten. The Committee had two meetings during 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is committed to a strong, positive link between business, performance and strategic goals, and compensation and benefit programs.

OVERALL EXECUTIVE COMPENSATION POLICY

Our compensation policy is designed to support the overall objective of enhancing value for our shareholders by:

     - Attracting, developing, rewarding and retaining highly qualified and productive individuals.

     -    Directly   relating   compensation  to  both  Company  and  individual
          performance.

     - Ensuring compensation levels that are externally competitive and internally equitable.

Following is a description of the elements of the Company's executive compensation program and how each relates to the objectives and policy outlined above.

BASE SALARY

The Committee reviews each executive officer's salary annually. In determining appropriate salary levels, we consider level and scope of responsibility, experience, company and individual performance, internal equity, as well as pay practices of other companies relating to executives of similar responsibility.

By design, we strive to set executives' salaries at competitive market levels. External surveys and resource materials are used to verify this. We believe maximum performance can also be encouraged through the use of appropriate incentive programs.

ANNUAL INCENTIVES

Annual incentive award opportunities are made available to executives to recognize and reward corporate and individual performance. The plan in effect for 2000 provided for an incentive bonus based on the achievement of corporate profitability goals set for each individual, based upon his area of responsibility. The bonuses would range from 5% to 50% of base salary, provided a minimum goal were reached. The amount individual executives may earn under the bonus plan is directly dependent upon the individual's position, responsibility and ability to impact our financial success and corporate goals. The bonuses awarded in 2000 to top management are listed in the Summary Compensation Table below.

                                      (10)

In 2001, the incentive plan criteria will be similar to the plan in 2000.

STOCK OPTION INCENTIVES

The Company's stock option compensation program is administered by the Compensation Committee of the Board of Directors. The purpose of the Company's Amended and Restated Stock Option Plan for Employees is to promote the interests of the Company by enabling its key employees to acquire an increased proprietary interest in the Company and thus to share in the future success of the Company's business. Accordingly, the plan is intended as a means not only of attracting and retaining outstanding management personnel but also of promoting a closer identity of interests between employees and stockholders. Since the employees eligible to receive options under the plan will be those who are in a position to make important and direct contributions to the success of the Company, the Committee believes that the grant of options under the plan has been and will continue to be in the best interests of the Company.

The following options were granted in 2000:

         Options for 10,000 shares were granted to Walter C. Johnsen on January 25, 2000 of which 2,500 shares vested on January 25, 2000, 2,500 vested on January 25, 2001, 2,500 shares will vest on January 25, 2002, and 2,500 shares on January 25, 2003. Additionally 30,000 shares were granted on April 24, 2000 of which 7,500 shares vested on April 24, 2000 and 7,500 shares will vest on April 24, 2001, 7,500 shares will vest on April 24, 2002 and 7,500 shares will vest on April 24, 2003. Additionally 10,000 shares were granted on October 10, 2000 of which 2,500 shares vested on October 10, 2000 and 2,500 shares will vest on October 10, 2001, 2,500 shares will vest on October 10, 2002 and 2,500 shares will vest on October 10, 2003.

         Options for 7,500 shares were granted to Brian S. Olschan on January 25, 2000 of which 1,375 shares vested on January 25, 2000, 1,375 vested on January 25, 2001, 1,375 shares will vest on January 25, 2002, and 1,375 shares on January 25, 2003. Additionally 17,500 shares were granted on April 24, 2000 of which 4,375 shares vested on April 24, 2000 and 4,375 shares will vest on April 24, 2001, 4,375 shares will vest on April 24, 2002 and 4375 shares will vest on April 24, 2003. Additionally 5,000 shares were granted on October 10, 2000 of which 1,250 shares vested on October 10, 2000 and 1,250 shares will vest on October 10, 2001, 1,250 shares will vest on October 10, 2002 and 1,250 shares will vest on October 10, 2003.

                                      (11)

         Options for 7,500 shares were granted to Ronald P. Davanzo on January 25, 2000 of which 1,375 shares vested on January 25, 2000, 1,375 vested on January 25, 2001, 1,375 shares will vest on January 25, 2002, and 1,375 shares on January 25, 2003. Additionally 12,500 shares were granted on April 24, 2000 of which 3,125 shares vested on April 24, 2000 and 3,125 shares will vest on April 24, 2001, 3,125 shares will vest on April 24, 2002 and 3,125 shares will vest on April 24, 2003. Additionally 5,000 shares were granted on October 10, 2000 of which 1,250 shares vested on October 10,2000 and 1,250 shares will vest on October 10, 2001, 1,250 shares will vest on October 10, 2002 and 1,250 shares will vest on October 10, 2003.

         Options for 5,000 shares were granted to Larry H. Buchtmann on January 25, 2000 of which 1,250 shares vested on January 25, 2000, 1,250 vested on January 25, 2001, 1,250 shares will vest on January 25, 2002, and 1,250 shares on January 25, 2003. Additionally 5,000 shares were granted on April 24, 2000 of which 1,250 shares vested on April 24, 2000 and 1,250 shares will vest on April 24, 2001, 1,250 shares will vest on April 24, 2002 and 1,250 shares will vest on April 24, 2003. Additionally 5,000 shares were granted on October 10, 2000 of which 1,250 shares vested on October 10,2000 and 1,250 shares will vest on October 10, 2001, 1,250 shares will vest on October 10, 2002 and 1,250 shares will vest on October 10, 2003.

         Options for 5,000 shares were granted to James A. Benkovic on January 25, 2000 of which 1,250 shares vested on January 25, 2000, 1,250 vested on January 25, 2001, 1,250 shares will vest on January 25, 2002, and 1,250 shares on January 25, 2003. Additionally 5,000 shares were granted on April 24, 2000 of which 1,250 shares vested on April 24, 2000 and 1,250 shares will vest on April 24, 2001, 1,250 shares will vest on April 24, 2002 and 1,250 shares will vest on April 24, 2003. Additionally 5,000 shares were granted on October 10, 2000 of which 1,250 shares vested on October 10,2000 and 1,250 shares will vest on October 10, 2001, 1,250 shares will vest on October 10, 2002 and 1,250 shares will vest on October 10, 2003.

         The Committee also granted options for 42,900 shares in the aggregate to fourteen other employees with staggered vesting dates through August 1, 2003.

RATIONALE FOR CEO COMPENSATION

Walter C. Johnsen was designated President and Chief Executive Officer of the Company effective on November 30, 1995. His compensation package was designed to encourage performance in line with the interests of our shareholders. We believe Mr. Johnsen's total compensation was competitive in the external marketplace and reflective of Company and individual performance. Mr. Johnsen's annual compensation during 2000 was $230,000 per annum.

COMPENSATION COMMITTEE

George R. Dunbar, Chairman
Richmond Y. Holden, Jr.
Wayne R. Moore
Gary D. Penisten

                                      (12)

The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference in this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the four other most highly compensated officers of the Company at the end of the last completed fiscal year. No information is given as to any person for any fiscal year during which such person was not an officer of the Company.

                               ANNUAL COMPENSATION
---------------------------- ---- --------- ------- --------------- ------------
                                                      Other Annual     All Other
Name and Principal Position  Year Salary(1)  Bonus  Compensation(2) Compensation
---------------------------- ---- --------- ------- --------------- ------------
Walter C. Johnsen            2000  $228,224 $30,000   $  0          $   0
President & Chief            1999  $194,679 $25,000   $  0          $11,666 (3)
Executive Officer (3)        1998  $158,885 $   0     $  0          $30,000 (3)
---------------------------- ---- --------- ------- --------------- ------------
Brian S. Olschan             2000  $193,385 $25,000   $  0          $   0
Executive Vice President     1999  $173,467 $25,000   $  0          $   0
and Chief Operating          1998  $160,962 $   0     $  0          $   0
Officer (4)
---------------------------- ---- --------- ------- --------------- ------------
Ronald P. Davanzo            2000  $128,384 $25,000   $  0          $   0
Vice President-Chief         1999  $109,621 $10,000   $  0          $   0
Financial Officer (5)        1998  $105,577 $   0     $  0          $   0
---------------------------- ---- --------- ------- --------------- ------------
James A. Benkovic            2000  $114,193 $10,000   $  0          $   0
Vice President-              1999  $104,621 $   0     $  0          $   0
Consumer Sales (6)           1998  $104,231 $   0     $  0          $   0
---------------------------- ---- --------- ------- --------------- ------------
Larry H. Buchtmann           2000  $126,692 $10,000   $  0          $   0
Vice President-              1999  $116,928 $10,000   $  0          $   0
Manufacturing (7)            1998   $38,077 $   0     $  0          $   0
---------------------------- ---- --------- ------- --------------- ------------

(1) Effective 1997, the Company changed its payroll payment cycle from monthly to bi-weekly. The salary reported is gross wages paid, which varies slightly from annual compensation.

(2) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or ten (10%) percent of the total amount of annual salary and bonus for any named individual.

(3) Walter C. Johnsen received $11,666 in deferred compensation in 1999 and $30,000 in deferred compensation for 1998 paid in treasury shares.

                                      (13)

(4) Brian S. Olschan joined Acme as Senior Vice President-Sales and Marketing on September 12, 1996. He was promoted to Executive Vice President and Chief Operating Officer on January 25, 1999.

(5) Ronald P. Davanzo joined Acme as Director, International Finance and Planning on May 19, 1997. He was promoted to Vice President - International on April 27, 1998 and continues in that capacity. He was named Vice President and Chief Financial Officer, Secretary and Treasurer on March 18, 1999.

(6) James A. Benkovic joined Acme as Western Regional Sales Manager on June 18, 1990. He was promoted to Vice President of Sales-Consumer Products on October 1, 1991.

(7) Larry H. Buchtmann joined Acme as Vice President Manufacturing on March 17, 1998.

OPTION GRANTS IN LAST FISCAL YEAR
AND POTENTIAL REALIZABLE VALUES

The following table provides information concerning each option granted during the last fiscal year to each of the named executive officers and the potential realizable value of such options at certain assumed rates of stock appreciation.


                                Individual Grants
  -------------------- ----------- ------------ ----------- ----------------- ----------------
                                                                                  Potential
                                                                                  Realizable
                                                                                   Value at
                                                                                Assumed Annual
                                    % of Total                                  Rates of Stock
                       Number of      Options                                       Price
                         Shares     Granted to                                   Appreciation
                       Underlying  Employees in                                   for Option
                         Options      Fiscal    Exercise or                         Term
         Name          Granted (1)     Year     Base Price  Expiration Date      5%      10%
  -------------------- ----------- ------------ ----------- ----------------- ----------------
  Walter C. Johnsen    10,000       5.6%        1.625 per   January 25,2010   $10,000  $26,000
                                                share
                       30,000       16.9%       2.375 per   April 24, 2010     46,000  114,000
                                                share
                       10,000       5.6%        3.56 per    October 10, 2010   22,000   57,000
                                                share
  -------------------- ----------- ------------ ----------- ----------------- ----------------
  Brian S.              7,500       4.2%        1.625 per   January 25,       $8,000   $19,000
  Olschan                                       share       2010
                       17,500       9.8%        2.375 per   April 24, 2010    26,000    66,000
                                                share
                        5,000       2.8%        3.56 per    October 10, 2010  11,000    28,000
                                                share
  -------------------- ----------- ------------ ----------- ----------------- ----------------
  Ronald P.             7,500       4.2%        1.625 per   January 25, 2010  $8,000   $19,000
  Davanzo                                       share
                       12,500       7.0%        2.375 per   April 24, 2010    19,000    47,000
                                                share
                        5,000       2.8%        3.56 per    October 10, 2010  11,000    28,000
                                                share
  -------------------- ----------- ------------ ----------- ----------------- ----------------
  James A.              5,000       2.8%        1.625 per   January 25,2010   $ 5,000  $13,000
  Benkovic                                      share
                        5,000       2.8%        2.375 per   April 24, 2010      7,000   19,000
                                                share
                        5,000       2.8%        3.56 per    October 10, 2010   11,000   28,000
                                                share
  -------------------- ----------- ------------ ----------- ----------------- ----------------
  Larry H.              5,000       2.8%        1.625 per   January 25, 2010  $ 5,000  $13,000
  Buchtmann                                     share
                        5,000       2.8%        2.375 per   April 24, 2010      7,000   19,000
                                                share
                        5,000       2.8%        3.56 per    October 10, 2010   11,000   28,000
                                                share
  -------------------- ----------- ------------ ----------- ----------------- ----------------

(1) The dates on which the shares vest are summarized under the heading Stock Option Incentives in the preceding pages.

                                      (14)

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

The following table provides information concerning each option exercised during the last fiscal year by each of the named executive officers and the value of unexercised options held by such executive officers at the end of the fiscal year.

---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
                                                                                  Value of
                                                                           Number of Securities       Unexercised In-the-Money
                                                                          Underlying Unexercised     Options/SARs at Fiscal Year
                                                                        Options/SARs at Fiscal Year            End
                              Shares Acquired                            End (#) (1) Exercisable/      ($)(1)(2) Exercisable/
           Name               on Exercise (#)    Value Realized ($)            Unexercisable               Unexercisable
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
Walter C. Johnsen                   -0-                 $0                 182,500/57,500                 $20,000/$33,000
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
Brian S. Olschan                    -0-                 $0                  62,500/42,500                 $17,000/$25,000
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
Ronald P. Davanzo                   -0-                 $0                  19,500/27,500                 $9,000/$16,000
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
Larry H. Buchtmann                  -0-                 $0                  16,500/20,500                 $7,000/$11,000
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------
James A. Benkovic                   -0-                 $0                  17,250/15,750                  $5,000/$9,000
---------------------------- ------------------ ------------------- ------------------------------ ------------------------------

(1)  The Company has no unexercised SARs.

(2) Values stated are based on the closing price per share of the Company's Common Stock on the American Stock Exchange on December 31, 2000, the last trading day of the fiscal year.

                                      (15)

ACME UNITED CORPORATION RETIREMENT PLANS

In December 1995, the Board of Directors adopted a resolution to freeze the defined benefit pension plan resulting in no further benefit accruals after February 1, 1996. The life annuity annual benefit at age 65 was zero for Walter
C. Johnsen, Brian S. Olschan, Ronald P. Davanzo and Larry H. Buchtmann and $3,188 for James A. Benkovic. Amounts earned by others under this plan are not subject to a deduction for estimated Social Security benefits, and do not include benefits which would result from the transfer by a retiring employee of his accrued profit-sharing account balance to the pension plan.

CHANGE-IN-CONTROL ARRANGEMENTS AND SEVERANCE PAY PLAN

The Company has a Salary Continuation Plan in effect covering officers of the Company employed in the United States at the level of Vice President or above, under the age of 65 and having at least one (1) year of Company service. This plan covers Walter C. Johnsen, Brian S. Olschan, Ronald P. Davanzo, James A. Benkovic and Larry H. Buchtmann and is designed to retain key employees and provide for continuity of management in the event of an actual or threatened change in control of the Company. First, the plan provides that in the event of such a change in control each such key employee would have specific rights and receive certain benefits if, within one year after such change in control (two years for officers who like Mr. Johnsen and Mr. Olschan are also directors), either the employee's employment is terminated by the Company involuntarily, his/her responsibility, status or compensation is reduced, or if he/she is transferred to a location unreasonably distant from his/her current location. In such circumstances the compensation which the employee would be entitled to receive would be a lump sum payment equal to a specific number of months' compensation based upon the level of his/her non-deferred compensation in effect immediately preceding such disposition. Secondly, any such key employee resigning within six (6) months after the disposition of the Company (one year for certain officers who like Mr. Johnsen and Mr. Olschan are also directors) would be entitled to a similar payment. Under the first scenario Messrs. Johnsen and Olschan would be entitled to thirty (30) months' compensation, respectively and Messrs. Davanzo, Benkovic and Buchtmann eighteen (18) months compensation. Under the second scenario, Messrs. Johnsen and Olschan would be entitled to twenty-four (24) months', and Messrs. Davanzo, Buchtmann and Benkovic would be entitled to six (6) months' compensation.

The Company has a Severance Pay Plan in effect covering officers of the Company employed in the United States at the level of Vice President or above, under the age of 65 and having at least one (1) year of Company service. This Plan covers Messrs. Johnsen, Olschan, Davanzo, Benkovic and Buchtmann and is designed to enable the Company to attract and retain key employees. The Plan provides that in the event the key employee's employment is terminated by the Company involuntarily, his/her responsibility, status or compensation is reduced, or if he/she is transferred to a location unreasonably distant from his/her current location, he/she shall be entitled to benefits under the Plan. In such circumstances the compensation which the employee would be entitled to receive would be a lump sum payment equal to a specific number of months compensation based upon the level of his/her non-deferred compensation in effect immediately preceding such termination. Under the Plan Messrs. Johnsen and Olschan would be entitled to nine (9) months' compensation, and Messrs. Davanzo, Benkovic and Buchtmann six (6) months' compensation, upon such severance. This plan applies only if the Salary Continuation Plan does not apply.

PERFORMANCE GRAPH

The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                      (16)

The graph compares the yearly cumulative total stockholder return on the Company's Common Stock with the yearly cumulative total return of (a) the AMEX Market Index and (b) a peer group of companies that, like the Company, (i) are currently listed on the American Stock Exchange, and (ii) have a market capitalization of $10 million to $20 million. The peer group includes the following companies: Ablest Incorporated, Advanced Photonix CL A, Advantage Marketing Sys, Amcon Distributing Co, American Shared Hosp SVC, Amerivest Properties Inc, Ampex Corp CL A, Anworth Mtg Asset Corp, Arizona Land Income Corp, ARV Assisted Living Inc, Assisted Living Concepts, Avalon Holdings Corp, AXS-One Inc, Balanced Care Corp, Bayou Steel Corp, Blackrock CA Inv QMT, Blackrock FL IQMT, Blackrock NJ IQMT, Blackrock NY IQMT, Blimpie Internat Inc, Brilliant Digital Ent, Cabletel Communications, Calton Inc, Canyon Resources Corp, Cardiotech Internat Inc, Carmel Container System, Cold Metal Products Inc, Commodore Applied Tech, Congoleum Corp, Core Materials Corp, Cornerstone Bancorp, Cybex Internat, Darling International, Diasys Corp, Diversified Corp Res Inc, Dixon Ticonderoga Co, Earl Scheib Inc, Eaton Vance MA MUNI INCM, Electrochemical Ind Ltd, Emeritus Corp, Empire Resources Inc., Endorex Corporation, Engex Inc, Environmental Elements, Espey Mfg & Electronics, Falmouth Bancorp Inc, FFP Marketing Co Inc, Foodarama Supermarkets, Friendly Ice Cream Corp, Frontier Adjustr of Amer, Furr's Restaurants Inc, General Employment Ent, Global Income Fund Inc, Global Technovations Inc, Goldfield Corp, Gouverneur Bancorp Inc., Graham Corp, Harold's Stores Inc, Hearx Ltd, Hersha Hospitality Trust, Hi-Shear Technology Corp, Horizon Medical Products, ICH Corp, Income Opportun Rlty Inv, Intelligent Systems Corp, Internat Remote Imag Sys, IPI Inc, J Alexander's Corp, KBK Capital Corp, Kentucky First Bancorp, LCM Internet Growth Fund, Leather Factory Inc, Medical Advisory Systems, Meritage Hospitality GRP, Michael Anthony Jewelers, Milestone Scientific Inc, Morgan Group Inc, Movie Star Inc., Northeast Penn Fincl CP, Northern Technology, Pelican Financial Inc, Pinnacle Bancshares Inc, Pittsbgh & WV Railroad, Plastic Surgery Company, Polyair Inter Pack Inc, Polyphase Corp, Polyvision Corp, Questcor Pharmaceuticals, Reeds Jewelers Inc, REFAC, Richmont Mines Inc, Rotonics Manufacturing, Security Assoc Intl Inc, Selas Corp of America, Sherwood Brands Inc, Sonus Corporation, Southfirst Bancshares, Spinnaker Industries Inc, Sterling Cap CP, Stratesec Inc, Sussex Bancorp, Tab Products Co, Thackeray Corp, Tofutti Brands Inc., The Southern Banc Co, The Stephan Company, Trio-Tech Internat, Uni-Marts Inc, Versar Inc, Vicon Industries Inc, Vista Gold Corp, Vornado Operating Co, Webco Industries Inc, Wellco Enterprises Inc, Well-Gardner Electronic, Westminster Capital, Inc.

The Company does not believe it can reasonably identify a peer group of companies on an industry or line-of-business basis for the purpose of developing a comparative performance index. While the Company is aware that some other publicly-traded companies market products in the Company's line-of-business, none of these other companies provide most or all of the products offered by the Company, and many offer other products or services as well. Moreover, some of these other companies that engage in the Company's line-of-business do so through divisions or subsidiaries that are not publicly-traded. Furthermore, many of the other companies are substantially more highly capitalized than the Company. For these reasons, any such comparison would not, in the opinion of the Company, provide a meaningful index of comparative performance.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                                      (17)

                            (Printer: Insert Graph)

        COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, PEER GROUP AND
                                AMEX MARKET INDEX

--------------------------------FISCAL YEAR ENDED-------------------------------
                           1995      1996      1997      1998     1999      2000

ACME UNITED CORP         100.00    141.94    154.84     58.06    29.03     72.59
PEER GROUP               100.00     96.09     87.21     61.60    54.29     33.35
AMEX MARKET INDEX        100.00    105.52    126.97    125.25   156.15    154.23


PROPOSAL FOR AMENDMENT TO THE NON-SALARIED DIRECTOR STOCK OPTION PLAN

On February 27, 2001, the Board of Directors, subject to approval of the Shareholders, amended the Non-Salaried Director Stock Option Plan (the "Plan") to increase the number of shares subject to options from 120,000 to 160,000. The following description of the Plan as amended is qualified in its entirety by reference to the text of the Plan and its prior amendments, copies of which have been filed with the SEC.

PURPOSE

The purpose of the Plan is to provide long-term incentive supplemental compensation for members of the Board of Directors who are not salaried employees of the Company through the ownership of the Company's Common Stock, thereby further aligning their interest with the interests of shareholders. Stock option plans for such directors have served other companies and their shareholders well by directly relating incentive compensation to the building of long-term shareholder values. In 1996 a plan was proposed for the first time for Acme United directors to provide equity-related compensation for this important group as well. Such plans are increasingly common throughout American industry and are found in other companies with which the Company competes for the services of qualified individuals to serve as directors.

ADMINISTRATION OF THE PLAN

The Plan is administered by the Compensation Committee of the Board of Directors composed of certain non-employee directors (the "Committee"). The Committee, however, has no discretion affecting the timing, price or amount of any grants, all of which are determined in the Plan.

SHARES OF STOCK SUBJECT TO THE PLAN

As amended in 1997, the aggregate number of shares subject to options during the term of the Plan was limited to 60,000 shares of the Common Stock of the Company. In 1998 the number of shares subject to option was increased from 60,000 to 120,000. It is now proposed that the number of shares subject to options be increased from 120,000 to 160,000. This limit may not be increased during the term of the Plan, except by the shareholders or by equitable adjustment following recapitalization, stock splits, stock dividends or any similar adjustment in the number of shares subject to outstanding options, and in the related option exercise price. If the shareholders approve this Plan amendment, additional shares (which can be authorized but unissued shares, or treasury shares, or a combination thereof) will be set aside for the award of options.

ELIGIBILITY

Directors of the Company who are not salaried employees of the Company are eligible to receive benefits under the Plan.

                                      (18)

DURATION OF THE PLAN

No awards of stock options may be made after May 31, 2006, but termination will not affect the rights of any participants with respect to any grants made prior to termination.

OPTIONS

The Plan as adopted in 1996 provided that an option to purchase 10,000 shares of the Common Stock of the Company be granted to each new director on April 22, 1996, and for each additional new director added each year thereafter (beginning with 1997) on the date of the Annual Meeting for the calendar year (or on the date of the meeting of the Board of Directors at which such director was elected to fill a vacancy) to each director who, at the adjournment of that meeting, is an eligible director. On April 28, 1997, the Plan was amended to grant an option for 10,000 shares to directors elected for the first time in earlier years, vesting of which occurred over a four-year period. The amendment also provided that options of up to 10,000 shares per director may be granted to each director who is first elected after April 28, 1997.

The Plan was amended on April 27, 1998 to provide that directors elected at an annual meeting but not receiving an initial option grant for 10,000 shares will receive an option grant of 2,500 shares each year. These options vest immediately. The Plan Amendment further provided that upon a termination as a result of death, disability or retirement, any outstanding options may be exercised by the Participant or the Participant's legal representative within twelve months after such death, disability or retirement; provided, however, that in no event shall the period extend beyond the expiration of the option term.

The options which have already been granted pursuant to this Plan are outlined above under "Directors Stock Options". If the proposed amendment increasing shares is adopted so that there are sufficient shares to do so, all directors under the Plan, except for Mr. Ward, will receive option grants for 2,500 shares, and Mr. Ward will receive an option grant for 10,000 shares upon election at the 2001 Annual Meeting.

EXERCISE PRICE

The exercise price with respect to an option awarded under the Plan is 100% of the fair market value of the Common Stock as of the date the option is granted. It will be paid for in full, in cash or in any other medium and manner satisfactory to the Company, at the time the option is exercised. The optionee must satisfactorily provide for the payment of any taxes which the Company is obligated to collect or withhold before the Common Stock is transferred to the optionee.

PROVISIONS RELATING TO OPTIONS

Options may not be exercised until vested as described and not after ten years from the date of the grant. The Committee may make provision for exercises within the 10-year terms of a grant but following termination of Board membership. Except in the case of death or disability, any unvested options expire immediately if a participant ceases to be a director of the Company. Recipients will have no rights as stockholders until the date of exercise in the case of an exercise involving receipt of stock. Options may not be transferred except upon the death of the grantee and in certain other instances as provided by the Plan or by law.

                                      (19)

AMENDMENT TO THE PLAN

The Board of Directors on recommendation of the Committee may amend or terminate the Plan, except that no amendment shall affect the time, price or amount of any grants to eligible directors. In addition, shareholders must approve any change
(i) increasing the numbers of shares subject to the Plan (except as described under "Shares Of Stock Subject To The Plan") or (ii) changing the eligibility for grant. Provisions of the Plan may not be amended more than once every six months, other than to comply with provision of applicable law.

FEDERAL INCOME TAX CONSEQUENCES

A recipient of options incurs no income tax liability as a result of having been granted those options or rights.

The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company.

Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if he or she has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

PLAN BENEFITS

Upon approval of the amendment to the Plan by the shareholders and upon their election as directors at the 2001 Annual Meeting, there will be sufficient shares for all re-elected directors who are not salaried employees of the Company to receive an option grant for 2,500 shares which will vest immediately, and for Mr. Ward to receive an initial option grant for 10,000 shares, which vests as specified by the Compensation Committee.

VOTE REQUIRED

The approval of the amendment to the Non-Salaried Director Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on the amendment. If the amendment is not approved by shareholders, it will not become effective.

The Board of Directors recommends a vote FOR approval of the amendments to the Non-Salaried Director Stock Option Plan.

                                      (20)

PROPOSAL FOR AMENDMENT TO EMPLOYEES' STOCK OPTION PLAN

DESCRIPTION OF AMENDED AND RESTATED STOCK OPTION PLAN

The Company adopted a non-qualified stock option plan, the 1988 Stock Option Plan effective February 22, 1988, which was amended effective January 29, 1991 and further amended and restated as the 1992 Amended and Restated Stock Option Plan (the "Plan") effective February 25, 1992. A further amendment of the Plan on April 22, 1996 increased the number of shares available under the Plan to 400,000. A further amendment of the Plan on April 27, 1998 increased the number of shares available under the Plan to 520,000. A further amendment of the Plan on April 24, 2000 increased the number of shares available under the Plan to 670,000. Under the Plan, which is administered by the Compensation Committee of the Board of Directors (the "Committee"), key employees of the Company (including directors and officers who are employees) have been granted options to purchase shares of Common Stock.

The Plan permits the granting of an aggregate of 670,000 shares of Common Stock (proposed to be increased to 790,000 shares) at a price equal to one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock which is subject to the option. Further no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after five years from the date of granting. The par value of the Company's Common Stock is presently $2.50 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. As a result of the amendment and restatement of the Plan in 1992, options may be granted until February 24, 2002. Unless otherwise specified by the Committee, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. Options granted prior to the 1992 amendment and restatement are non-qualified stock options and any shares issued under these options would be included in the 670,000 share total proposed to be increased to 790,000.

ADMINISTRATION OF THE PLAN

The Plan is administered by the Committee, which consists of members of the Board who are not employees of the Company. The Committee is authorized, subject to the provisions of the Plan, to determine the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and to interpret the Plan and to make such rules of procedure as the Committee may deem proper.

Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Committee. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash.

                                      (21)

Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death, disability or retirement of the optionee, the optionee may exercise within thirty (30) days (three months for options granted prior to June 2, 1996) of such termination such options as the optionee could have exercised if his or her employment had continued for such 30 day or three month period. If the termination is by reason of retirement, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but if the option is exercised later than three (3) months from the date of retirement the option shall not constitute an Incentive Stock Option. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment or within such other period, not exceeding three years after the date of disability as is set forth in the option agreement with respect to such options, provided, however, that if the option is exercised later than one year after the date of disability, it shall not constitute an Incentive Stock Option. Notwithstanding the above, no option may be exercised after the expiration date specified in the option agreement.

FEDERAL INCOME TAX CONSEQUENCES

With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company on the date of exercise of the option over the option price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

                                      (22)

If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

CHANGES IN PLAN

The Plan may be terminated, suspended, or modified at any time by the Board of Directors, but no amendment increasing the maximum number of shares for which option may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee.

All of the Options previously issued will remain unchanged and outstanding after the 2001 amendment to the Plan.

AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION PLAN

On February 27, 2001, the Board of Directors adopted, subject to the approval of the shareholders, an amendment to the Plan. The only change adopted is an increase in the aggregate number of shares of Common Stock available under the Plan from 670,000 shares to 790,000 shares. The foregoing description of the Plan is qualified in its entirety by reference to the text of the Plan (excluding the 2000 and the proposed amendment), a copy of which has been filed with the Securities and Exchange Commission ("SEC"). The purpose of the proposed amendment is to provide shares for managers who will be instrumental in improving the operating results of the Company.

VOTES REQUIRED

The approval of the amendment to the Amended and Restated Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on the amendment. If the amendment is not approved by shareholders, it will not become effective.

The Board of Directors recommends a vote FOR approval of the amendment to the Amended and Restated Stock Option Plan.

SELECTION OF AUDITORS

The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.

                                      (23)

Representatives of Ernst & Young LLP are expected to be present at the 2001 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Company knows of no direct or material indirect financial interest in the Company or of any connection with the Company by this accounting firm except the professional relationship between auditor and client.

FEES TO AUDITORS

A.       Audit Fees

                  Fees for the last annual audit were $140,000 for professional services rendered in connection with review of the most recent fiscal year end.

B.       All other Fees

                  All other fees were $22,000, including audit related services. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations and SEC registration statements.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's common stock, to file with the SEC and the American Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

SHAREHOLDER PROPOSALS

To allow sufficient time for preparation of the proxy and proxy statement, shareholder proposals for presentation at the Annual Meeting scheduled for April 22, 2002 must be received by the Secretary of the Company no later than November 24, 2001.

In addition, the Company's by-laws provide that any shareholder wishing to make a nomination for the office of director at the 2002 Annual Meeting must give the Company at least sixty (60) days' advance notice, and that notice must meet certain requirements set forth in the by-laws. Shareholders may request a copy of the by-laws from the Secretary of the Company.

Notices and requests should be addressed to Secretary, Acme United Corporation, 1931 Black Rock Turnpike, Fairfield, Connecticut 06432.

                                      (24)

OTHER BUSINESS

Management does not know of any matters to be presented, other than those described herein, at the Annual Meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Solicitation of proxies is being made by management through the mail, in person and by telephone. The Company will be responsible for costs associated with this solicitation.




By Order of the Board of Directors
Ronald P. Davanzo, Vice President and
Chief Financial Officer, Secretary
and Treasurer
Acme United Corporation
1931 Black Rock Turnpike
Fairfield, Connecticut 06432
March 19, 2001

                                      (25)

                                   APPENDIX A


                             Acme United Corporation
                             Audit Committee Charter

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the charter by the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment of the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

                                      (26)

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend to the board and to management the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, and notify the shareholders of the boards' decision.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements and the Company's Quarterly Report on Form 10-Q with management and the independent auditors. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on From 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                      (27)